EXECUTION VERSION
SECOND AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT
This Second Amendment to Third Amended and Restated Credit Agreement, dated as of July 29, 2025 (this "Amendment"), by and among STONEX COMMODITY SOLUTIONS LLC, a Delaware limited liability company (formerly known as FCStone Merchant Services, LLC) (the "Borrower"), STONEX GROUP INC., a Delaware corporation (formerly known as INTL FCStone Inc.) (the "Guarantor"), the financial institutions executing this Amendment as Lenders, and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent for the Lenders (the "Administrative Agent").
PRELIMINARY STATEMENTS
A. The Borrower, the Guarantor, the Lenders party thereto from time to time and the Administrative Agent entered into a Third Amended and Restated Credit Agreement dated as of July 28, 2022, (as amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B. The Borrower has requested that the Lenders and the Administrative Agent make certain amendments to the Existing Credit Agreement to, among other things, extend the Termination Date to July 29, 2026.
C. Subject to the terms and conditions hereof, the Lenders party hereto and the Administrative Agent have agreed to the requested amendments.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.AMENDMENTS.
Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:
1.1The Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A hereto.
1.2    The Existing Credit Agreement is hereby further amended by (i) replacing each of Schedule 1, Schedule 5.1, Schedule 6.2, Exhibit D and Exhibit G thereto, in each case, in its entirety with Schedule 1, Schedule 5.1, Schedule 6.2, Exhibit D and Exhibit G attached hereto, respectively, and (ii) adding a new Exhibit J, which, shall be attached to the Credit Agreement, as set forth in Exhibit J attached hereto.
Section 2.CONDITIONS.
The effectiveness of this Amendment (the “Second Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:
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2.1Amendment. The receipt by the Administrative Agent of this Amendment duly executed by the Borrower, the Guarantor, and the Lenders party hereto.
2.2Notes. The receipt by the Administrative Agent of, if requested by any Lender, a duly executed Note of the Borrower in favor of such Lender, dated as of the date hereof, and otherwise in compliance with the provisions of Section 1.8 of the Credit Agreement.
2.3Borrowing Base Certificate. The receipt by the Administrative Agent of a Borrowing Base Certificate dated no more than five (5) Business Days prior to the date hereof, showing the computation of the Borrowing Base (after giving effect to this Amendment) in reasonable detail.
2.4Secretary Certificate. The receipt by the Administrative Agent of (i) copies of the Borrower’s and the Guarantor’s certificate of formation or articles of incorporation, as applicable, certified by the secretary of the state of its formation or incorporation, as applicable, and operating agreements or bylaws, as applicable (or comparable organizational documents) and any amendments thereto, (ii) copies of resolutions of the Borrower’s and the Guarantor’s Board of Directors (or similar governing body) authorizing the execution and delivery of this Amendment and performance of the Credit Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, (iii) specimen signatures of the persons authorized to execute such documents on the Borrower’s and the Guarantor’s behalf and (iv) copies of the certificates of good standing for the Borrower and the Guarantor (dated no earlier than thirty (30) days prior to the date hereof) from the office of the secretary of the state of its incorporation or formation, all certified, in each case, by its Secretary or Assistant Secretary.
2.5Legal Opinion. The receipt by the Administrative Agent of the favorable written opinion of counsel to the Borrower and each Guarantor, in form and substance satisfactory to the Administrative Agent.
2.6No Default or Event of Default shall have occurred and be continuing or would occur as a result of giving effect to this Amendment.
2.7Each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct as of said time, except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date.
2.8Fees. The payment by Borrower of (i) a fee for the benefit of each Lender, in such amounts as may have been disclosed to each such Lender and as agreed to by Borrower in a separate fee letter and (ii) all other fees, costs and expenses as may be owing to the Administrative Agent by Borrower (including, without limitation, the fees and expenses of counsel for the Administrative Agent).
2.9Lien Searches. The receipt by the Administrative Agent of UCC, tax, and judgment lien search results against the Property of the Borrower evidencing the absence of Liens on its Property except as permitted by Section 8.8 of the Credit Agreement.
2.10KYC. The receipt by the Administrative Agent and each Lender at least five (5) days prior to the date hereof of (i) all documents, certificates, and other information requested by each Lender required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering regulations, including the Act, and (ii) a Beneficial Ownership Certification.
2.11No Material Adverse Effect. There shall have been no change in the business, condition (financial or otherwise), operations, performance, or Properties of the Borrower or the Guarantor shall have occurred since September 30, 2024, that has caused or could reasonably be expected to cause a Material Adverse Effect.

2.12Closing Certificate. The receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower and dated as of the Second Amendment Effective Date certifying as to the matters set forth in Sections 2.6, 2.11 and 3.3.
Section 3.REPRESENTATIONS.
3.1The Borrower heretofore executed and delivered to the Administrative the Collateral Documents. The Borrower hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Secured Obligations; and the Collateral Documents and the rights and remedies of the Administrative Agent thereunder, the obligations of the Borrower thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.
3.2The Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to any modification of the Existing Credit Agreement and the other Loan Documents effected pursuant to this Amendment. The Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment, the Guaranty set forth in Section 12 of the Credit Agreement and each other Loan Document to which it is a party (including each agreement subordinating the Holdings Subordinated Debt to the Secured Obligations) continue in full force and effect and are the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law). The Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the Guarantor is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to any waivers or the modifications to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future waivers or modifications to the Credit Agreement.
3.3In order to induce the Administrative Agent and the Lenders party hereto to execute and deliver this Amendment, the Borrower and the Guarantor hereby represent to the Administrative Agent and to the Lenders that as of the date hereof (a) the representations and warranties set forth in Section 6 of the Credit Agreement and the other Loan Documents are and remain true and correct as if made on the date hereof (except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date) (and solely for purposes of this Section 3.3, the financial statements specified in Section 6.5 of the Credit Agreement, shall deem to refer to the financial statements most recently delivered pursuant to Section 8.5(c) and (d) of the Credit Agreement, and the representations specified in Section 6.7 of the Credit Agreement shall be deemed to be made on the Second Amendment Effective Date) and (b) they are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.
Section 4.MISCELLANEOUS.
4.1Except as specifically amended herein, the Existing Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Existing Credit Agreement being sufficient to refer to the Credit Agreement.

4.2Reaffirmation. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each other Loan Document to which it is a party and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby and are not discharged or otherwise affected by this Amendment and shall remain in full force and effect.
4.3The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.
4.4This Amendment constitutes a Loan Document.
4.5This Amendment shall be construed in accordance with, and all matters arising out of or relating in any way whatsoever to this Amendment (whether in contract, tort, or otherwise) shall be governed by, the law of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties hereto in reliance (at least in part) on Section 5-1401 of the General Obligation Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
4.6The Borrower, the Guarantor, the Administrative Agent and the Lenders party hereto irrevocably waive any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.
4.7This Amendment may be executed counterparts in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
[SIGNATURE PAGES TO FOLLOW]

This Amendment is entered into between us for the uses and purposes hereinabove set forth as of the date first above written.
“Borrower”

STONEX COMMODITY SOLUTIONS LLC

By: /s/ Brent Grecian
Name: Brent Grecian
Title: CEO and President

“Guarantor”

STONEX GROUP INC.

By: /s/ Philip Smith
Name: Philip Smith
Title: CEO

By: /s/ William J. Dunaway
Name: William J. Dunaway
Title: CFO

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

“Administrative Agent And Lenders”

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent, L/C Issuer, and a Lender

By: /s/ Naoko Kojima
Name: Naoko Kojima
Title: Managing Director

By: /s/ Andres Munoz
Name: Andres Munoz
Title: Executive Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By: /s/ Krupa Tantuwaya
Name: Krupa Tantuwaya
Title: Managing Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Michael Lim
Name: Michael Lim
Title: Executive Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

COBANK, ACB, as a Lender

By: /s/ Kaleb Curtis
Name: Kaleb Curtis
Title: Lead Relationship Manager

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

ING CAPITAL LLC, as a Lender

By: /s/ Christopher Welk
Name: Christopher Welk
Title: Director

By: /s/ Caue Todeschini De Assuncao
Name: Caue Todeschini De Assuncao
Title: Managing Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Martin H. McGinty
Name: Martin H. McGinty
Title: Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Christian J. Covello
Name: Christian J. Covello
Title: Executive RM

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

COMPEER FINANCIAL, PCA, as a Lender

By: /s/ Rick Harbarth
Name: Rick Harbath
Title: VP Commercial Financing

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

HIGH PLAINS FARM CREDIT, FLCA, as a Lender

By: /s/ Alan Robinson
Name: Alan Robinson
Title: Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

ARVEST BANK, as a Lender

By: /s/ Kevin J. Rooney
Name: Kevin J. Rooney
Title: SVP

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]